SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D. C. 20549


                                      DRAFT

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported): October
                                    17, 2002

                                ----------------

                       TRIDENT SYSTEMS INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      NEVADA                       000-30769             87-0419231
----------------------------    ----------------   -------------------
(State or other jurisdiction     (Commission           (IRS Employer
     of incorporation)           File Number)        Identification No.)


                  3592 Route 22 W, Whitehouse, New Jersey 08888
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (908) 534-1446


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

     On October 17, 2002, the Company acquired Professional Employer Consulting Services, Inc. dba AAMPRO ("AAMPRO"), a Whitehouse, New Jersey-based professional employer organization ("PEO") pursuant to a Stock Purchase Agreement (the "Agreement") by and between the Company, AAMPRO and the stockholders of AAMPRO. Pursuant to the Agreement, the Company issued 10,790,000 newly issued shares of common stock in exchange for all of the issued and outstanding shares of AAMPRO, making AAMPRO a wholly-owned subsidiary of the Company. A detailed description of the business of AAMPRO is set forth below. The change of control was a result of the payment of the consideration for the acquisition which was intended to be a tax-free stock exchange

     On October 17, 2002, Alan Sporn resigned from the Board of Directors, and Stephen Farkas was appointed to replace him. In addition, on October 17, 2002, Alan Sporn resigned as Chief Executive Officer of the Company and was replaced by Stephen Farkas.

     As of October 17, 2002, the Company had 11,700,000 common shares issued and outstanding. Beneficial ownership of the Company by officer and directors, as of October 22, 2002, was as follows:

Shareholder             Number of Common Shares     Percentage Ownership
-----------            -----------------------     --------------------
Stephen Farkas                9,682,000                  82.7%

All officers and directors
as a group                    9,682,000                  82.7%


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On October 17, 2002, the Company acquired Professional Employer Consulting Services, Inc. dba AAMPRO ("AAMPRO"), a Whitehouse, New Jersey-based professional employer organization ("PEO") pursuant to a Stock Purchase Agreement (the "Agreement") by and between the Company, AAMPRO and the stockholders of AAMPRO. Pursuant to the Agreement, the Company issued 10,790,000 newly issued shares of common stock in exchange for all of the issued and outstanding shares of AAMPRO, making AAMPRO a wholly-owned subsidiary of the Company. The transaction is intended to be a tax-free reorganization.

ITEM 5. OTHER EVENTS

REVERSE STOCK SPLIT

     The Company conducted a 1-for-40 reverse stock split of its shares with a record date of October 15, 2002.

FORMATION OF NEW SUBSIDIARIES

     The Company has formed two wholly-owned subsidiaries, Telcoenergy Corporation and Trident International, Inc., both Nevada corporations. On or about October 17, 2002, the Company merged its Telcoenergy, LLC. and Sea Hunt, LLC subsidiaries with its Telcoenergy Corporation subsidiary. On or about

October 18, 2002, the Company assigned to its Trident International, Inc. all actions and rights of action respecting the short selling of its common stock.

CHANGE OF BUSINESS DIRECTION

     The Company, with its new subsidiary, will refocus its business as a professional employer operation ("PEO").

     The following information provides details on the business of the Company's AAMPRO subsidiary.

GENERAL

     AAMPRO is a professional employer organization ("PEO") that provides a broad range of services comprised primarily of employee leasing and human resources management. These services include payroll and benefits administration, health and workers' compensation insurance programs, state and federal labor compliance, tax filings, safety program design and management and other related services to small and medium-sized businesses nationally with a primary concentration in the tri-state (New York/New Jersey/Pennsylvania) marketplace. AAMPRO was organized as a corporation in 1995 and has provided PEO services since inception.

     AAMPRO's services are designed to improve the productivity and profitability of small and medium-sized businesses by relieving business owners and key executives of many employer-related administrative and regulatory burdens and enables them to focus on the core competencies of their businesses. AAMPRO provides its services by entering into a Client Service Agreement, which establishes a relationship whereby AAMPRO acts as employer of the employees who work at the client's location ("worksite employees"). Under the Client Service Agreement, AAMPRO becomes the employer of the worksite employees and assumes responsibility for personnel administration and compliance with most employment-related governmental regulations. AAMPRO charges a comprehensive service fee, which is invoiced concurrently with the processing of payroll for the worksite employees of the client. The fee is based upon the gross payroll of each client and AAMPRO's estimated cost of providing the services.

     AAMPRO provides its services on a national basis with a primary focus in the New York, New Jersey and Pennsylvania area and is currently executing a long-term expansion strategy targeting both organic growth and the acquisition of smaller and like-sized competitors. AAMPRO's offices are located at 3592 Route 22 W, Whitehouse, New Jersey.

PEO INDUSTRY

     The PEO industry began to evolve in the early 1980's largely in response to the burdens placed on small and medium-sized employers by an increasingly complex legal and regulatory environment. While various service providers were available to assist these businesses with specific tasks, PEOs emerged as providers of a more comprehensive range of services relating to the employer/employee relationship. In a PEO arrangement, the PEO assumes broad aspects of the employer/employee relationship. Because PEOs provide employee-related services to a large number of employees, they can achieve economies of scale that allow them to perform employment-related functions more efficiently, provide a greater variety of employee benefits and devote more attention to human resources management.

     AAMPRO believes that the key factors driving demand for PEO services include (i) trends relating to the growth and productivity of the small and medium-sized business community in the United States, such as outsourcing and a focus on core competencies, (ii) the need to provide competitive health care and related benefits to attract and retain employees, (iii) the increasing costs associated with health and workers' compensation insurance coverage, workplace safety programs, employee-related complaints and litigation and (iv) complex regulation of labor and employment issues and the related costs of compliance, including the allocation of time and effort to such functions by owners and key executives.

     A significant factor in the development of the PEO industry has been increasing recognition and acceptance of PEOs by federal and state governmental authorities. The PEO companies like AAMPRO, in concert with the National Association of Professional Employer Organizations ("NAPEO"), have worked with the relevant governmental entities for the establishment of a regulatory framework that protects clients and employees, discourages unscrupulous and financially unsound companies, and promotes the legitimacy and further development of the industry. Currently, approximately 21 states have legislation containing licensing, registration, or certification requirements and several others are considering such regulation. Such laws vary from state to state but generally provide for monitoring the fiscal responsibility of PEOs. State regulation assists in screening insufficiently capitalized PEO operations and, in AAMPRO's view, has the effect of legitimizing the PEO industry by resolving interpretive issues concerning employee status for specific purposes under applicable state law. New Jersey, our principal place of business enacted a PEO registration statute in 2001 and AAMPRO has duly registered under such statute. The cost of compliance with these regulations is not material to AAMPRO's financial position or results of operations.

PEO SERVICES

     AAMPRO serves small and medium-sized business by providing a broad range of services, including benefits and payroll administration, health and workers' compensation insurance programs, personnel records management, employer liability management and training and development services. Among the employment-related laws and regulations that may affect a client company are the following:

     -     Internal Revenue Code (the "Code")
     -     Age Discrimination in Employment Act (ADEA)
     -     Federal Income Contribution Act (FICA)

     -     The Family and Medical Leave Act (FMLA)
     -     Federal Unemployment Tax Act (FUTA)
     -     Health Insurance Portability and Accountability Act (HIPAA)
     -     Fair Labor Standards Act (FLSA)
     -     Drug-Free Workplace Act
     -     Employee Retirement Income Security Act (ERISA)
     -     Occupational Safety and Health Act (OSHA)
     -     Consolidated Omnibus Budget Reconciliation Act of 1987 (COBRA)
     -     Worker Adjustment and Retraining Notification Act (WARN)
     -     Immigration Reform and Control Act (IRCA)
     -     Uniform Services Employment and Reemployment Rights Act (USERRA)
     -     Title VII (Civil Rights Act of 1964)
     -     State unemployment and employment security laws
     -     Americans with Disabilities Act (ADA)
     -     State workers' compensation laws

     While these regulations are complex, and in some instances overlapping, AAMPRO assists its client companies in achieving compliance with these regulations by providing services in four primary categories: administrative functions, benefit plans administration, personnel management and employer liability management.

     Administrative Functions. Administrative functions encompass a wide variety of processing and record keeping tasks, mostly related to payroll administration and government compliance. Specific examples include payroll processing, payroll tax deposits, quarterly payroll tax reporting, employee file maintenance, unemployment claims processing and workers' compensation claims reporting.

     Benefit Plans Administration. AAMPRO maintains several benefit plans including the following types of coverage: group health coverage, group term life insurance coverage, accidental death and dismemberment insurance coverage, short-term and long-term disability insurance coverage and a 401(k) plan [are there any others?]. The group health plan includes medical, [dental,] [vision ]and prenatal care, and a prescription drug program. All eligible employees may participate in the 401(k) plan, while various components of the welfare and fringe benefit plans are provided to applicable employees based on eligibility provisions specific to those plans. AAMPRO is responsible for the costs and premiums associated with these plans, acts as plan sponsor and administrator of the plans, negotiates the terms and costs of the plans, maintains the plans in accordance with applicable federal and state regulations and serves as liaison for the delivery of such benefits to worksite employees. AAMPRO believes that this variety and quality of benefit plans are generally not available to employees in its small and medium-sized business target market and are usually offered only by larger companies that can spread program costs over a much larger group of employees. As a result, AAMPRO believes that the availability of these benefit plans provide its clients with a competitive advantage that small and medium-sized businesses are normally unable to attain.

     Personnel Management. AAMPRO provides a wide variety of personnel management services which give its client companies access to resources normally found only in the human resources departments of large companies. Among the human resources services provided by AAMPRO include drafting and reviewing personnel policies and employee handbooks, designing job descriptions, designing performance appraisal processes and forms, and providing professional development and issues-oriented training, employee counseling, substance abuse awareness training, drug testing and compensation guidance.

     Employer Liability Management. Under the Client Services Agreement, AAMPRO assumes many of the employment-related responsibilities associated with its administrative functions, benefit plans administration and personnel management services. For those employment-related responsibilities that are the responsibility of the client, AAMPRO can assist its clients in managing and limiting exposure. This includes safety-related risk management reviews, as well as the implementation of safety programs designed to reduce workers' compensation claims. AAMPRO also provides guidance to clients on avoiding liability for discrimination, sexual harassment and civil rights violations, and participates in termination decisions to attempt to minimize liability on those grounds. AAMPRO also maintains employment practice liability insurance coverage for its clients as part of its comprehensive service, monitors changing government regulations and notifies clients of the potential effect of such changes on employer liability.

CLIENT SERVICE AGREEMENT

     All clients enter into AAMPRO's Client Service Agreement. The Client Service Agreement generally provides for an on-going relationship, subject to termination by AAMPRO or the client upon 30 days written notice.

     The Client Service Agreement establishes AAMPRO's comprehensive service fee, which is subject to periodic adjustments to account for changes in the composition of the client's workforce and statutory changes that affect AAMPRO's costs. Pursuant to the Client Service Agreement, AAMPRO is responsible for personnel administration and is liable for certain employment-related government regulation. In addition, AAMPRO assumes liability for payment of salaries and wages (including payroll taxes) of its worksite employees and responsibility for providing employee benefits to such persons, regardless of whether the client company makes timely payment of the associated service fee. The client receives the worksite employees' services and remains liable for the purposes of certain government regulations, compliance with which requires control of the worksite or daily supervisory responsibility or is otherwise beyond AAMPRO's ability to assume. A third group of responsibilities and liabilities are shared by AAMPRO and the client where such joint responsibility is appropriate. The specific division of applicable responsibilities under the Client Service Agreement is as follows:

AAMPRO
------

     - Payment of wages and related tax reporting and remittance (state and federal withholding, FICA, FUTA, state unemployment);

     - Workers' compensation compliance, procurement, management and reporting;

     - Compliance with COBRA, IRCA, HIPAA and ERISA (for employee benefit plans sponsored by AAMPRO only), as well as monitoring changes in other governmental regulations governing the employer/employee relationship and updating the client when necessary; and

     -     Employee benefits administration.

Client
------

     - Payment, through AAMPRO, of commissions, bonuses, paid leaves of absence and severance payments;

     - Payment and related tax reporting and remittance of non-qualified deferred compensation and equity-based compensation;

     -      Assignment to, and ownership of, all intellectual property rights;

     - Compliance with Section 414(o) of the Internal Revenue Code regarding benefit discrimination;

     - Compliance with OSHA regulations, EPA regulations, FLSA, WARN and state and local equivalents and compliance with government contracting provisions;

     - Compliance with NLRA, including all organizing efforts and expenses related to a collective bargaining agreement and related benefits;

     - Professional licensing requirements, fidelity bonding and professional liability insurance; and

     -      Products produced and/or services provided.

Joint
-----

     - Implementation of policies and practices relating to the employee/employer relationship; and

     - Compliance with all federal, state and local employment laws, including, but not limited to Title VII of the Civil Rights Act of 1964, ADEA, Title I of ADA, FMLA, the Consumer Credit Protection Act, and immigration laws and regulations.

     Because AAMPRO is employer of the worksite employees, it is possible that AAMPRO could incur liability for violations of such laws even if it is not responsible for the conduct giving rise to such liability. The Client Service Agreement addresses this issue by providing that the client will indemnify AAMPRO for liability incurred to the extent the liability is attributable to conduct by the client. Notwithstanding this contractual right to indemnification, it is possible that AAMPRO could be unable to collect on a claim for indemnification and may therefore be ultimately responsible for satisfying the liability in question. AAMPRO maintains certain general insurance coverages (including coverages for its clients) to manage its exposure for these types of claims, and as a result, the costs in excess of insurance premiums incurred by AAMPRO with respect to this exposure have historically been insignificant to AAMPRO's operating results.

     Clients are required to remit their comprehensive service fees no later than one day prior to the applicable payroll date by wire transfer or automated clearinghouse transaction. Although AAMPRO is ultimately liable, as the employer for payroll purposes, to pay employees for work previously performed, it retains the ability to terminate the Client Services Agreement and associated worksite employees or to require prepayment, letters of credit or other collateral upon deterioration in a client's financial condition or upon non-payment by a client. AAMPRO also requires a security deposit equal to one pay period's payroll and a personal guarantee of the services fee by the client's principals. The security deposit, these rights, the periodic nature of payroll and the overall quality of AAMPRO's client base have resulted in an excellent overall collections history.

CUSTOMERS

     AAMPRO provides a value-added, full-service human resources solution that it believes is most suitable to a specific segment of the small and medium-sized business community. AAMPRO serves client companies and worksite employees nationally.

     All prospective clients are evaluated individually on the basis of workers' compensation risk, group medical history (where permitted by law), unemployment history and operating stability. AAMPRO's client base is broadly distributed throughout a wide variety of industries including:

     -     Legal
     -     Accounting
     -     Trucking
     -     Warehousing
     -     Automobile
     -     Medical

     This diverse client base lowers AAMPRO's exposure to downturns or volatility in any particular industry. However, AAMPRO's performance could be affected by a downturn in one of these industries or by general economic conditions within the small and medium-sized business community.

     AAMPRO focuses heavily on client retention and has had success in retaining clients. Client attrition, when it does occur, is attributable to a variety of factors, including (i) client non-renewal due to price factors, (ii) termination of the Client Services Agreement by AAMPRO resulting from the client's non-compliance or inability to make timely payments; (iii) client business failure, sale, merger, or disposition; and (iv) competition from other PEOs or business services firms.

MARKETING AND SALES

     As of September 20, 2002, AAMPRO had six (6) sales and marketing personnel. AAMPRO is currently executing a long-term expansion strategy, which targets adding an additional eight (8) sales and marketing employees.

     AAMPRO's marketing strategy is based on the application of techniques that have produced consistent and predictable results in the past. AAMPRO's organic growth model generates sales leads from three primary sources: direct sales efforts, advertising and referrals. These leads result in initial presentations to prospective clients, and, ultimately, the gathering of information about the prospect's employees, including job classification, state of employment, workers' compensation claims history, group medical information (where permitted by law), salary, and desired level of benefits. AAMPRO's management then develops a bid. Concurrent with this process, the prospective client's workers' compensation, health insurance, employer practices and financial stability are evaluated from a risk management perspective. This prospective client screening process plays a vital role in controlling AAMPRO's benefits costs and limiting its exposure to liability. Upon completion of a favorable risk evaluation, AAMPRO presents its bid and attempts to enroll the prospect. AAMPRO's selling process typically takes approximately 90 days.

COMPETITION

     AAMPRO provides a value-added, full-service human resources solution that it believes is most suitable to the small and medium-sized business community. Competition in the PEO industry revolves primarily around quality of services, scope of services, choice and quality of benefits packages, reputation and price. AAMPRO believes that reputation, service excellence, regulatory expertise, financial resources, risk management and information technology capabilities distinguish leading PEOs from the rest of the industry. AAMPRO also believes that it competes favorably in these areas.

     Due to the differing geographic regions and market segments in which most PEOs operate, and the relatively low level of market penetration by the industry, AAMPRO considers its primary competition to be the traditional in-house provision of employee-related services. The PEO industry is highly fragmented, and consists of like-sized and smaller competitors and large national companies. The largest national competitors include Administaff, Gevity

HR and PEO divisions of large business services companies such as Automatic Data Processing, Inc. and Paychex, Inc. As AAMPRO and other PEOs expand, AAMPRO expects that competition may intensify. In addition, AAMPRO competes to some extent with fee-for-service providers such as payroll processors and human resource consultants.

INFORMATION TECHNOLOGY

     AAMPRO has licensed state-of-the-art information technology capable of meeting the demands of payroll and related processing for AAMPRO's worksite employees, satisfying AAMPRO's administrative and management information needs, providing productivity enhancement tools to AAMPRO's corporate staff and providing web-based access to certain tools and data which allows AAMPRO to process a high volume of payroll transactions that meet the customized needs of its client companies.

INDUSTRY REGULATION

     AAMPRO's operations are affected by numerous federal and state laws relating to tax and employment matters. By entering into Client Services Agreement, AAMPRO assumes certain obligations and responsibilities of an employer under these federal and state laws. Because many of these federal and state laws were enacted prior to the development of non-traditional employment relationships, such as PEOs, temporary employment and outsourcing arrangements, many of these laws do not specifically address the obligations and responsibilities of non-traditional employers. Currently, 21 states have passed laws that have licensing, registration or certification requirements for PEOs, and several others are considering such regulation.

     Certain federal and state statutes and regulations use the terms "employee leasing" or "staff leasing" to describe the arrangement among a PEO and its clients and worksite employees. The terms "employee leasing," "staff leasing" and "professional employer arrangements" are generally synonymous in such contexts and describe the arrangements entered into by AAMPRO, its clients and worksite employees.

     As an employer, AAMPRO is subject to all federal statutes and regulations governing the employer/employee relationship. Subject to the issues discussed below, AAMPRO believes that its operations are in compliance in all material respects with all applicable federal statutes and regulations.

EMPLOYEE BENEFIT PLANS

     AAMPRO offers various employee benefit plans to eligible employees, including its worksite employees. AAMPRO maintains these employee benefit plans as "single-employer" plans rather than "multiple-employer" plans. These plans include the 401(k) Plan (a profit-sharing plan with a cash or deferred arrangement ("CODA") under Code Section 401(k) and an employer matching contribution feature under Code Section 401(m)); a cafeteria plan under Code

Section 125; a group welfare benefits plan which includes medical, dental, vision, life insurance, disability and worklife programs. Generally, employee benefit plans are subject to provisions of both the Internal Revenue Code and the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

     Employer Status. In order to qualify for favorable tax treatment under the Code, the plans must be established and maintained by an employer for the exclusive benefit of its employees. Generally, an entity is an "employer" of individuals for federal employment tax purposes if an employment relationship exists between the entity and the individuals under the common law test of employment. In addition, the officers of a corporation are deemed to be employees of that corporation for federal employment tax purposes. The common law test of employment, as applied by the IRS, involves an examination of approximately 20 factors to ascertain whether an employment relationship exists between a worker and a purported employer. Generally, the test is applied to determine whether an individual is an independent contractor or an employee for federal employment tax purposes and not to determine whether each of two or more companies is a "co-employer." Substantial weight is typically given to the question of whether the purported employer has the right to direct and control the details of an individual's work. Among the factors which appear to have been considered more important by the IRS are (i) the employer's degree of behavioral control (the extent of instructions, training and the nature of the work), (ii) the financial control or the economic aspects of the relationship, and (iii) the intended relationship of the parties (whether employee benefits are provided, whether any contracts exist, whether services are ongoing or for a project, whether there are any penalties for discharge/termination, and the frequency of the business activity.

     ERISA Requirements. Employee pension and welfare benefit plans are also governed by ERISA. ERISA defines "employer" as "any person acting directly as an employer, or indirectly in the interest of an employer, in relation to an employee benefit plan." ERISA defines the term "employee" as "any individual employed by an employer." The United States Supreme Court has held that the common law test of employment must be applied to determine whether an individual is an employee or an independent contractor under ERISA. A definitive judicial interpretation of "employer" in the context of a PEO or employee leasing arrangement has not been established.

     If AAMPRO was found not to be an employer with respect to worksite employees for ERISA purposes, its plans would not comply with ERISA. Further, as a result of such finding AAMPRO and its plans would not enjoy, with respect to worksite employees, the preemption of state laws provided by ERISA and could be subject to varying state laws and regulations, as well as to claims based upon state common laws. Even if such a finding were made, AAMPRO believes it would not be materially adversely affected because it could continue to make available similar benefits at comparable costs.

     In addition to ERISA and the Code provisions discussed herein, issues related to the relationship between AAMPRO and its worksite employees may also arise under other federal laws, including other federal income tax laws.

     Possible Multiple Employer Plan Treatment. On February 11, 2000, the U.S. Department of Labor ("DOL") issued regulations requiring that multiple employer welfare agreements ("MEWAs") file an annual return disclosing certain information (the "Form M-1"). In general, a MEWA is defined broadly to include any employee welfare benefit plan or other arrangement that is established or maintained for the purpose of offering or providing medical benefits to the employees of two or more employers (including one or more self-employed individuals).

     The DOL's definition of what constitutes a MEWA can be construed so broadly that it was necessary for the regulations to expressly exempt insurance companies and specified collectively bargained plans from the filing requirements. Without the exemption, these entities believed that they could be categorized as MEWAs and be required to file the Form M-1.

     AAMPRO's position is that it has established itself, by agreement with its clients, as the employer for purposes of sponsoring its group health plan. Consistent with this philosophy, AAMPRO's group health plan is structured as a single-employer plan. AAMPRO however, is concerned that given the breadth of the DOL's MEWA definition, the DOL could take the position that its group health plan is a MEWA and in such event, it could have a material adverse affect on AAMPRO.

FEDERAL EMPLOYMENT TAXES

     AAMPRO assumes responsibility and liability for the payment of federal and state employment taxes with respect to wages and salaries paid to worksite employees. There are essentially three types of federal employment tax obligations: (i) withholding of income tax requirements governed by Code Section 3401, et seq.; (ii) obligations under FICA, governed by Code Section 3101, et seq.; and (iii) obligations under FUTA, governed by Code Section 3301, et seq. Under these Code sections, employers have the obligation to withhold and remit the employer portion and, where applicable, the employee portion of these taxes.

     Code Section 3401, which applies to federal income tax withholding requirements, contains an exception to the general common law test applied to determine whether an entity is an "employer" for purposes of federal income tax withholding. Section 3401(d)(1) states that if the person for whom services are rendered does not have control of the payment of wages, the "employer" for this purpose is the person having control of the payment of wages. The Treasury regulations issued under Section 3401(d)(1) state that a third party can be deemed to be the employer of workers under this section for income tax withholding purposes where the person for whom services are rendered does not have legal control of the payment of wages. While Section 3401(d)(1) has been examined by several courts, its ultimate scope has not been delineated. Moreover, the IRS has to date relied extensively on the common law test of employment in determining liability for failure to comply with federal income tax withholding requirements.

     Accordingly, while AAMPRO believes that it can assume the withholding obligations for worksite employees, in the event AAMPRO fails to meet these obligations the client company may be held jointly and severally liable therefor. While this interpretive issue has not to AAMPRO's knowledge discouraged clients from enrolling with AAMPRO, there can be no assurance that a definitive adverse resolution of this issue would not do so in the future. These interpretive uncertainties may also impact AAMPRO's ability to report employment taxes on its own account rather than for the accounts of its clients.

STATE REGULATION

     While many states do not explicitly regulate PEOs, 21 states (including New Jersey) have passed laws that have licensing, registration or certification requirements for PEOs, and several states are considering such regulation. Such laws vary from state to state but generally provide for monitoring the fiscal responsibility of PEOs, and in some cases codify and clarify the relationship between PEO and client for unemployment, workers' compensation and other purposes under state law. AAMPRO holds a licenses in New Jersey. Regardless of whether a state has licensing, registration or certification requirements, AAMPRO faces a number of other state and local regulations that could impact its operations.

CORPORATE OFFICE EMPLOYEES

     AAMPRO had approximately twenty-two (22) corporate office and sales employees as of September, 2002. AAMPRO believes that its relations with its corporate office and sales employees are good. None of AAMPRO's corporate office and sales employees are covered by a collective bargaining agreement.

INTELLECTUAL PROPERTY

     AAMPRO's intellectual property consists of its trademarks including "AAMPRO". AAMPRO has not filed applications for registration of any of its trademarks.

FACILITIES

     AAMPRO believes that its current facilities are adequate for the purposes for which they are intended and that they provide sufficient capacity to accommodate AAMPRO's short-term expansion plan. AAMPRO will continue to evaluate the need for additional facilities based on the rate of growth in worksite employees, the geographic distribution of the worksite employee base and AAMPRO's long-term service delivery requirements.

MANAGEMENT

     Biographical data for each of the executive officer and key employee of

AAMPRO is as follows:

     Stephen L. Farkas, Chairman and CEO -- Company and AAMPRO subidiary, has over twenty experience in the human resource management and employee leasing industry. Mr. Farkas owned several leasing companies prior to founding AAMPRO, Inc. He has also served as an industry consultant to companies in New Jersey, Florida, Georgia, and Virginia on a wide range of human resource topics. He founded and was elected president of Florida's first Employee Leasing Association. He also founded New Jersey's first state Employee Leasing Association and was elected its first president. He is one of 90 persons holding the CPES designation (Certified Professional Employer Specialist) from NAPEO (the National Association for Professional Employer Organizations) which is the nationally recognized association for PEO's. Mr. Farkas holds degrees in Marketing and Business Management and Organization from Middlesex College and the University of Miami, Miami, Florida.

     Beverly Horton, Director of Human Resources -- AAMPRO subsidiary, holds a Bachelors degree in Business Administration from the College of St. Elizabeth along with numerous courses in Human Resources Management, Personnel Law, Benefits Administration (CEBS sponsored), Safety Management, Industrial Hygiene, and Risk Management. Ms. Horton has significant HR background working in a wide range of industries.

     Joanne Widitz, Vice President Administration -- AAMPRO subsidiary, holds a degree in Business Management from Penn Hall College. Ms. Widitz held positions as vice-president with several Fortune 500 companies including a financial institution where she had co-responsibility for overall operations. She supervised a staff of 187 officers and employees. Ms. Widitz has extensive training and experience in financial resources and consumer education, along with numerous courses in a variety of business functions.

Forward-Looking Statements

     There are forward-looking statements in this document, and in the Company's public documents to which they may refer that are subject to risks and uncertainties in addition to those set forth below. These forward-looking statements include information about possible or assumed future results of the Company's operations. Also, when any of the words "may," "will," "believes," "expect," "anticipate," "estimate," "continue," or similar expressions are used, the Company is making forward-looking statements. Many possible events or factors, including but not limited to those set forth herein, could affect future financial results and performance. This could cause Company results or performance to differ materially from those expressed in any forward-looking statements. These and other risks are described in the Company's other publicly filed documents and reports that are available from the Company and from the SEC.

ITEM 6. RESIGNATION OF DIRECTOR

     On October 17, 2002, Alan Sporn resigned as an officer and director of the Company. The resignations were not result of a disagreement with the Company. Alan Sporn will remain as President of the Company's Trident International, Inc. subsidiary. The current directors and executive officers of the Company are:

Name              Age      Position
-----             ---      --------

Stephen Farkas     57      Chief Executive Officer, Chief Financial Officer
                           and Director

     At each annual meeting of shareholders, all of the directors will be elected to serve from the time of election and qualification until the next annual meeting following election. There are no family relationships among any of the directors.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     As of the date hereof, financial information reflecting the October 17, 2002 transaction is not available. The Company plans to file an amendment to this Form 8-K reflecting the required financial information no later than 60 days following the filing of this Form 8-K


Index to Exhibits

Exhibit               Description
-------               -----------

10.1     Stock Purchase Agreement
10.2     Amendment to Stock Purchase Agreement

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Trident  Systems  International,  Inc.
                              ---------------------------------
                              (Registrant)



Date:  October 21, 2002       /s/ Stephen Farkas
                              ----------------------------
                              Stephen  Farkas,  Chief  Executive
                              Officer